AMENDMENT NO. 1 AND SUPPLEMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 AND SUPPLEMENT TO ASSET PURCHASE
AGREEMENT (this "AMENDMENT") is made and entered into as of this 24th day of March, 1998, by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the "BUYER"), M&S AUTO RESOURCES, INC. D/B/A CLEARWATER TOYOTA, a Florida corporation, CLEARWATER AUTO RESOURCES, INC. D/B/A CLEARWATER MITSUBISHI, a Florida corporation, CLEARWATER COLLISION CENTER, INC., a Florida corporation (collectively, the "SELLERS"), SCOTT FINK, MICHAEL COHEN, JEFFREY SCHUMAN and TIMOTHY MCCABE (collectively, the "SHAREHOLDERS").

         WHEREAS, the Buyer, the Sellers and the Shareholders entered into an Asset Purchase Agreement (the "PURCHASE AGREEMENT") dated as of December 30, 1997; and

         WHEREAS, capitalized terms used herein and not otherwise deemed herein shall have the meanings given to them in the Purchase Agreement; and

         WHEREAS, the Buyer and the Sellers desire to amend and supplement the Purchase Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       AMENDMENTS TO PURCHASE AGREEMENT.

         (a) Amendment of Purchase Price. Section 1.3(a) of the Purchase Agreement is hereby amended by deleting existing Section 1.3(a) in its entirety and inserting in lieu thereof the following:

                           "(a) PURCHASE PRICE. In addition to the assumption by the Buyer of the Assumed Liabilities, as the full consideration to be paid by the Buyer for the Purchased Assets, the Buyer shall pay to the Sellers the aggregate purchase price of $16,754,000, consisting of $3,025,000 as the purchase price for the Sellers' Net Current Assets (as hereinafter defined) and $13,729,000 as the purchase price for all of the other Purchased Assets, subject to adjustment as provided in
         Section 1.3(c) below (collectively, the "PURCHASE PRICE"). As used in this Agreement, the term "NET CURRENT ASSETS" shall mean (i) all of the Purchased Assets as of the close of business on December 31, 1997 (the "EFFECTIVE CLOSING DATE") which would, in conformity with generally accepted accounting principles applied in a manner consistent with those used in the preparation of the Financial Statements referred to in Section 3.4 below ("GAAP"), be included under current assets on a balance sheet as at such date, MINUS (ii) all of the Assumed Liabilities as of the close of business

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         on the Effective Closing Date which would, in conformity with GAAP, be included under current liabilities on a balance sheet as at such date. The Sellers, jointly and severally, hereby represent and warrant to the Buyer that the aggregate net income of the Sellers for the period beginning January 1, 1998 through February 28, 1998, determined in conformity with GAAP, is not less than $785,000, which net income is reflected in the Purchased Assets being acquired by the Buyer, and that none of the Sellers has declared or made payment of any dividends or distributions of cash or other property except to the extent permitted by Section 5.3 as amended by this Amendment. The parties hereby agree that any breach of this representation and warranty of the Sellers is not subject to the $50,000 "basket" provided for in Section 10.2(a) of the Purchase Agreement."

         (b) Amendment of Closing Payment. Section 1.3(b)(1) of the Purchase Agreement is hereby amended by deleting the first sentence of said Section 1.3(b)(1) and inserting in lieu thereof the following:

                                    "(1) (A) $10,544,000 of the Purchase Price,
plus (B) interest on such amount from and including the first day of the calendar month in which the Closing actually occurs to the date of payment at the Prime Rate (as defined in Section 1.3(c) below) (the "CLOSING PAYMENT") shall be payable to the Sellers at Closing by wire transfer of immediately available funds to the account or accounts of the Sellers, which shall be designated by the Sellers in writing at least one full Business Day prior to the Closing Date, in the respective amounts specified in Part I of Schedule 1.3(d)."

         (c) Amendment of Adjustment Procedures. Section 1.3(c)(2) of the Purchase Agreement is hereby amended by deleting existing Section 1.3(c)(2) in its entirety and inserting in lieu thereof the following:

                                    "(2) To the extent that the Net Current
Assets, as deemed mutually agreed by the parties or as determined by the Accountants, as aforesaid, is less than $3,025,000 (the "NET CURRENT ASSETS SHORTFALL"), the Sellers shall be obligated, jointly and severally, to pay the amount of the Net Current Assets Shortfall, together with interest on such amount at the Prime Rate of NationsBank, N.A. from time to time in effect (the "PRIME RATE") from and including the first day of the calendar month in which the Closing actually occurs to the date of payment, promptly to the Buyer. In furtherance of (but not by way of limitation of) the Sellers' obligation in the immediately preceding sentence, the Sellers' Agent and the Buyer shall execute and deliver to the Escrow Agent a joint instruction to pay up to the entire amount of the Escrow Amount to the Buyer. To the extent that the Net Current Assets, as deemed mutually agreed by the parties or as determined by the Accountants, as aforesaid, is at least equal to $3,025,000, then the Buyer and the Sellers' Agent shall execute and deliver to the Escrow Agent a joint instruction to pay the entire amount of the Escrow Amount to the Sellers. To the extent that the Net Current Assets, as deemed mutually agreed by the parties or as determined by the Accountants, as aforesaid, is greater than $3,025,000 (the "NET CURRENT ASSETS

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         EXCESS"), the Buyer shall be obligated to pay the amount of the Net
         Current Assets Excess promptly to the Sellers. The Buyer shall also pay interest to the Sellers on Net Current Assets Excess at the Prime Rate from and including the first day of the calendar month in which the Closing actually occurs to the date of payment."

         (d) Amendment of Non-Competition Agreement. Section 1.4(c) of the Purchase Agreement is hereby amended by deleting existing Section 1.4(c) in its entirety and inserting in lieu thereof the following:

                           "(c) NON-COMPETITION AGREEMENT. At the Closing, the Sellers and Scott Fink will enter into a non-competition agreement with the Buyer in substantially the form of Exhibit E-1, and Timothy McCabe will enter into a non-competition agreement with the Buyer in substantially the form of Exhibit E-2 (collectively, the "NON-COMPETITION AGREEMENT"). For purposes of this Agreement, all references to Exhibit B herein shall be read to refer to Exhibits E-1 and E-2, collectively. Neither Michael Cohen nor Jeffrey Schuman will be required to enter into a non-competition agreement with the Buyer."

         (e) Amendment of Closing Date Deadline. Article 2 of the Purchase Agreement is hereby amended by inserting "March 31, 1998" in lieu of "March 2, 1998" in the definition of "Closing Date Deadline" contained in said Article 2.

         (f) Amendment Regarding Sellers' Brokers and Finders. Section 3.18 of the Purchase Agreement is hereby amended by deleting "Except as disclosed to the Buyer" and inserting in lieu therof "Except as set forth in Schedule 3.18".

         (g) Amendment Regarding Sellers' Suppliers and Customers. Section 3.28 of the Purchase Agreement is hereby amended by inserting at the beginning of the first sentence thereof "Except as set forth in Schedule 3.28,".

         (h) Amendment Regarding Certain Prohibitions of Sellers. Section 5.3 of the Purchase Agreement is hereby amended by inserting "$3,025,000" in lieu of "$4,200,000" in the last sentence of said Section 5.3.

         (i) Amendment of Section 11.1(d). The date left blank in Section 11.1(d) is hereby filled in with "March 1, 1998".


2.       AMENDMENTS AND SUPPLEMENTS TO SCHEDULES AND EXHIBITS.

         (a) Amendment of Statement of Rights and Preferences of Preferred Stock. Exhibit B to the Purchase Agreement is hereby amended by replacing existing Exhibit B in its entirety with Exhibit B attached hereto.


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         (b) Amendment of Dealership Lease. Notwithstanding the provisions of
Exhibit D to the Purchase Agreement, the "Initial Term" under the Dealership Lease shall commence on the first day of the month in which the Closing actually occurs.

         (c) Amendment of Non-Competition Agreement. Exhibit E to the Purchase Agreement is hereby amended by replacing existing Exhibit E in its entirety with Exhibits E-1 and E-2 attached hereto.

         (d) Amendment of Allocation of Purchase Price and Assumed Liabilities.
Schedule 1.3(d) to the Purchase Agreement is hereby amended by replacing existing Schedule 1.3(d) in its entirety with Schedule 1.3(d) attached hereto.

         (e) Amendment of Schedule 3.8(b). Schedule 3.8(b) to the Purchase Agreement is hereby amended by replacing existing Schedule 3.8(b) in its entirety with Schedule 3.8(b) attached hereto.

         (f) Agreement on Form of Schedules. The parties hereto hereby agree on the form of Schedules 3.1, 3.2, 3.3, 3.4, 3.5, 3.6(a), 3.6(b), 3.7, 3.8(a), 3.9,
3.12, 3.13, 3.14(a), 3.14(b), 3.16, 3.17, 3.18, 3.19, 3.20, 3.21, 3.22, 3.23,
3.24, 3.26, 3.28, 3.29, 3.30, 3.31, 3.32 and 4.2(a) attached hereto.

         (g) Amendment of Lists of Schedules and Exhibits. The Lists of Schedules and Exhibits attached to the Purchase Agreement are hereby replaced with the List of Schedules and the List of Exhibits attached hereto.

3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one instrument.

4. PURCHASE AGREEMENT CONFIRMED. Except as set forth in this Amendment, the Purchase Agreement is hereby confirmed and shall remain in full force and effect.

5. EFFECT ON LETTER AGREEMENT RE: DELIVERY OF DISCLOSURE SCHEDULES. The Letter Agreement among the Sellers, the Shareholders and the Buyer, dated as of December 30, 1997 regarding delivery of the disclosure Schedules, is superseded in its entirety by this Agreement.

6. EFFECT ON LETTER AGREEMENT RE: INDEMNITY. The Letter Agreement dated as of December 30, 1997 by the Buyer for the benefit of the Sellers and the Shareholders regarding certain indemnification obligations is hereby confirmed and shall remain in full force and effect.


                    [signatures begin on the following page]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed all as of the day, month and year first above written.

THE BUYER:              SONIC AUTOMOTIVE, INC.


                        By:    /s/    B. Scott Smith
                             Name:        B. Scott Smith
                             Title:       President

THE SELLERS:            M&S AUTO RESOURCES, INC.


                        By:    /s/    Scott Fink
                            Name:         Scott Fink
                            Title:        President

                        CLEARWATER AUTO RESOURCES, INC.


                        By:    /s/    Scott Fink
                            Name:         Scott Fink
                            Title:        President

                        CLEARWATER COLLISION CENTER, INC.


                        By:    /s/    Scott Fink
                            Name:         Scott Fink
                            Title:        President

THE SHAREHOLDERS:         /s/    Scott Fink              (SEAL)
                        SCOTT FINK


                          /s/    Michael Cohen           (SEAL)
                        MICHAEL COHEN


                          /s/    Jeffrey Schuman         (SEAL)
                        JEFFREY SCHUMAN


                          /s/    Timothy McCabe          (SEAL)
                        TIMOTHY MCCABE


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                      ATTACHMENTS TO THIS AMENDMENT NO. 1

Exhibit B           -   Statement of Rights and Preferences of Preferred Stock
Exhibit E-1         -   Non-Competiton Agreement - Sellers and Fink
Exhibit E-2         -   Non-Competition Agreement - McCabe
Schedule 1.3(d)     -   Allocation of Purchase Price and Assumed Liabilities
Schedule 3.8(b)     -   Condemnation Proceeding
Schedules 3.1-3.32  -   Sellers' Disclosure Schedules
Schedule 4.2(a)     -   Buyer's Disclosure Schedule
List of Schedules
List of Exhibits


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